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                                                                    EXHIBIT 32.1


                                  CERTIFICATION


         Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Nathan Zommer, Chief Executive Officer of IXYS Corporation (the "Company"), and Arnold P. Agbayani, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Annual Report on Form 10-K for period ended March 31, 2004, to which this Certification is attached as Exhibit 99.1 (the "Annual Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act, and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 14th day of June, 2004.


/s/ Nathan Zommer                       /s/ Arnold P. Agbayani
-----------------                       -----------------------
Nathan Zommer                           Arnold P. Agbayani
Chief Executive Officer                 Chief Financial Officer